Fees Summary	Mar. 03, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 80,375,000.00
Previously Paid Amount	0.00
Total Fee Amount	12,305.41
Total Offset Amount	12,305.41
Net Fee	$ 0.00
Final Prospectus	false